                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)   JULY 11, 2001
                                                         -------------------

                             WESTFIELD AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


          Missouri                    1-12923                   43-0758627
     -------------------        -------------------         -------------------
   (State of Other Jurisdiction     (Commission               (I.R.S. Employer
         of Incorporation)           File Number)            Identification No.)


11601 Wilshire Boulevard, 12th Floor, Los Angeles, California      90025

--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (310) 445-2427


                                    No Change

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On July 11, 2001, Westfield America, Inc. closed a $800 million loan with UBS Warburg Real Estate Investments, Inc. and Lehman Brothers. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      99.1    Press Release

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTFIELD AMERICA, INC.



Date:  July 11, 2001                    By:   /s/ Elizabeth Westman
                                              ----------------------------------
                                              Elizabeth Westman
                                              Secretary

                                  EXHIBIT INDEX


99.1         Press Release